Basic and Diluted Net Loss per Share	3 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
Basic and Diluted Net Loss per Share
16. Basic and Diluted Net Loss per Share
Prior to the Merger and prior to effecting the recapitalization, the Company had two classes of common stock: Hims Class A and Hims Class F common stock. The rights of the holders of Hims Class A and Hims Class F common stock were identical, including the liquidation and dividend rights, except with respect to electing members of the Board of Directors and voting rights. As the liquidation and dividend rights were identical, undistributed earnings and losses were allocated on a proportionate basis and the resulting net loss per share attributable to common stockholders was the same for both Hims Class A and Hims Class F common stock on an individual and combined basis.
Subsequent to the Merger, the Company continues to have two classes of common stock: Class A and Class V common stock. Similar to the previous structure, the rights are identical, including liquidation and dividend rights, except Class V common stock has additional voting rights.
The Company uses the
two-class
method to calculate net loss per share. No dividends were declared or paid for the three months ended March 31, 2021 or 2020. Undistributed earnings for each period are allocated to participating securities, including the redeemable convertible preferred stock, based on the contractual participation rights of the security to share in the current earnings as if all current period earnings had been distributed. As there is no contractual obligation for the redeemable convertible preferred stock to share in losses, the Company’s basic net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted average shares of common stock outstanding during periods with undistributed losses.

The following table sets forth the computation of the Company’s basic and diluted net loss per share attributable to common stockholders for the three months ended March 31 (in thousands, except share and per share amounts):

	2021		2020
	Class A	Class V	Class A	Class F
Numerator:
Net loss attributable to common stockholders	$(49,185)	$(2,219)	$(4,823)	$(1,210)

Denominator:
Weighted average shares outstanding, basic and diluted	146,471,524	6,609,014	27,668,709	6,941,352

Basic and diluted net loss per share	$(0.34)	$(0.34)	$(0.17)	$(0.17)

Basic and diluted net loss per share attributable to common stockholders is the same for the three months ended March 31, 2021 and 2020, because the inclusion of potential shares of common stock would have been anti-dilutive for the periods presented. There were no redeemable shares during the three months ended March 31, 2021. During the three months ended March 31, 2020, weighted average Hims Class A common shares presented excludes 664,162 shares subject to redemption. These shares do not absorb losses.
The following table discloses securities that could potentially dilute basic net loss per share in the future that were not included in the computation of diluted net loss per share:

	Three Months Ended March 31,
	2021	2020
Common stock issued for exercise of stock options subject to nonrecourse promissory notes	3,545,821	16,855,230
Common stock issued for early exercise of stock options	388,839	154,820
Redeemable convertible preferred stock	19,702,603	85,510,700
Stock options	16,361,955	6,969,701
RSUs	3,347,300	—
Warrants to purchase Class A common stock	7,733,346	1,895,345
Warrants to purchase redeemable convertible preferred stock	—	1,433,585